Exhibit 10.5
SIXTH AMENDMENT TO THE LICENSE AGREEMENT
BY AND BETWEEN
NORTHWESTERN UNIVERSITY AND EXICURE OPERATING COMPANY.

This SIXTH AMENDMENT (“Amendment”), effective as of October 10, 2022 (the “Sixth Amendment Effective Date”), is entered into by and between NORTHWESTERN UNIVERSITY, an Illinois not-for-profit corporation having a principal office located at 633 Clark Street, Evanston, Illinois 60208 (“Northwestern”) and Exicure Operating Company having a principal office located at 2430 N. Halsted Street, Chicago, IL 60614 ("Licensee").

RECITALS

WHEREAS, Northwestern and Licensee entered into that certain License Agreement dated December 12, 2011 pursuant to which Northwestern granted an exclusive license to Licensee for the purpose of commercializing certain Patent Rights (hereinafter, the "Original License");

WHERAS, thereafter, Northwestern and Licensee entered into that certain document titled “First Amendment to the License Agreement” dated September 27, 2016 pursuant to which Northwestern and Licensee restated the terms of the Original License.

WHEREAS, thereafter, Northwestern and Licensee entered into that certain document titled “Second Amendment to the License Agreement” dated November 30, 2017 pursuant to which Northwestern and Licensee restated the terms of the Original License.

WHEREAS, thereafter, Northwestern and Licensee entered into that certain document titled “Third Amendment to the License Agreement” dated January 1, 2019 pursuant to which Northwestern and Licensee restated the terms of the Original License.

WHEREAS, thereafter, Northwestern and Licensee entered into that certain document titled “Fourth Amendment to the License Agreement” dated November 13, 2019 pursuant to which Northwestern and Licensee restated the terms of the Original License.

WHEREAS, thereafter, Northwestern and Licensee entered into that certain document titled “Fifth Amendment to the License Agreement” dated September 8, 2021 pursuant to which Northwestern and Licensee restated the terms of the Original License.

WHERAS, the Original License, together with the First Amendment to the License Agreement, the Second Amendment to the License Agreement, the Third Amendment to the License Agreement, the Fourth Amendment to the License Agreement, and the Fifth Amendment to the License Agreement shall be referred to as the License. Northwestern and Licensee wish to further amend the License with regard to updating the licensed Patent Rights.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below, IT IS AGREED:

Appendix A shall be replaced in its entirety with the updated and amended Appendix A attached hereto and incorporated by reference.

Except as set forth herein, all terms and conditions of the License shall remain in full force and effect. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment shall have the same meaning as set forth in the License. This Amendment, together with the License, constitute the entire agreement of the Parties with respect to the subject matter hereof, and supersedes any other agreements, promises, representations or discussions, written or oral, concerning such subject matter
[***] - Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(10) because it is both (i) not material to investors and (ii) information that the Company treats as private or confidential.

This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same document. Execution of the Amendment by a facsimile signature or other electronic delivery of an image file (e.g., PDF) shall be deemed an original signature. IN WITNESS WHEREOF, the Northwestern and Licensee acknowledge their acceptance of this Amendment effective as of the date and year first set forth above.

EXICURE OPERATING COMPANY		NORTHWESTERN

By:	/s/ Matthias Schroff	By:	/s/ Alicia Loffler

Name:	Matthias Schroff	Name:	Alicia Loffler

Title:	Chief Executive Officer	Title:	Executive Director, Associate Provost for Innovation and New Ventures, Assoc. Vice President, Research

Date:	October 12, 2022	Date:	October 12, 2022

[***] - Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(10) because it is both (i) not material to investors and (ii) information that the Company treats as private or confidential.

Appendix A

TECH ID	Title	Serial Number	Patent Number	Country	File Date	Prosecution Lead
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[***] - Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(10) because it is both (i) not material to investors and (ii) information that the Company treats as private or confidential.

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[***] - Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(10) because it is both (i) not material to investors and (ii) information that the Company treats as private or confidential.

Appendix B

Intentionally Omitted

[***] - Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(10) because it is both (i) not material to investors and (ii) information that the Company treats as private or confidential.